                        AMENDMENT #2 TO OPTION AGREEMENT
                        --------------------------------


THIS  AGREEMENT  made  as  of  the  20THday  of  December,  2002.
                                    ----


BETWEEN:

     ALAN BRENT HEMINGWAY B.Sc., Geologist, of #50 - 1640 162nd Street, Surrey, British Columbia, V4A 6T9


     (the  "Optionor")

                                                         OF  THE  FIRST  PART
AND:
     PRINCETON  VENTURES,  INC.,
     A  Nevada  corporation

     (the  "Optionee")

                                                         OF  THE  SECOND PART


WHEREAS:


     A. The parties entered into an option agreement dated May 18, 2001, as amended November 30, 2001 (the "Agreement")
     B. The parties wish to amend the Agreement to extend certain dates for completion of work programs on the Property.


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1.00 paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged), the parties have agreed and do hereby agree as follows:

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1.     The  Agreement is hereby amended by deleting paragraph 4 and replacing it with  the  following:

GRANT  AND  EXERCISE  OF  OPTION
--------------------------------

1. (a) The Optionor hereby grants to the Optionee the sole and exclusive right and option to acquire a 100% undivided interest in and to the Property free and clear of all charges, encumbrances and claims.

(b)  The  Option  shall  be  exercised  by  the  Optionee:

     (i) paying the Optionor $1,000 U.S. on the execution of this Agreement, the receipt of which is hereby acknowledged by the Optionor;

     (ii) allotting and issuing to the Optionor, as fully paid and non-assesable, the Shares as follows:

          (A)  5,000  shares  forthwith  upon  execution  of  this  Agreement;

          (B) 50,000 shares upon the completion of the third phase of an exploration program on the Property on or before November 30, 2003

     (iii) incurring Exploration Expenditures of $135,000 U.S. on the Property on a three-phase exploration program as follows:

          (A)  $5,000  U.S.  on  or  before  March  31,  2002

          (B)  a  further  $10,000  U.S.  on  or  before  June  30,  2003;  and

          (C)  a  further  $120,000  U.S.  on  or  before  Novenber  30,  2003.

     In the event that the Optionee spends, in any of the above periods, less than the specified sum, it may pay to the Optionor the difference between the amount it actually spent and the specified sum before the expiry of that penod in full satisfaction of the Exploration Expenditures to be incurred. In the event that the Optionee spends, in any period, more than the specified sum, the excess shall be carried forward and applied to the Exploration Expenditures to be incurred in succeeding periods.

     The Option shall be deemed to be exercised upon the Optionee making all payments, issuing all shares and incurring all Exploration Expenditures in accordance with this Paragraph 4(b).

(c) If and when the Option has been exercised, a 100% undivided right, title and interest in and to the Property shall vest in the Optionee free and clear of all charges, encumbrances and claims.

2. The Option Agreement shall continue in full force and effect without amendment except as expressly amended by this Agreement.







[THE  REMAINDER  OF  THIS  PAGE  IS  INTENTIONALLY  LEFT  BLANK]



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IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and  year  first  above  written

SIGNED,  SEALED  AND  DELIVERED     )
BY  ALAN  BRENT  HEMINGWAY          )
in  the  presence  of:              )
                                    )
 /s/  Trevor  B.  Bentley           )     /s/  Alan  Brent Hemingway
____________________________________)____________________________________
Signature                           )  Signature
Trevor  B.  Bentley                 )
_________________________________   )
Name                                )
__________________________________  )
Address                             )


THE  COMMON  SEAL  OF
PRINCETON  VENTURES  INC.
was  hereunto  affixed  in  the
presence  of:

/s/  William  Robertson
________________________________     C/S
Authorized  Signatory